                                FOURTH AMENDMENT

    FOURTH AMENDMENT (this "Amendment"), dated as of May 14, 1999, among BIG FLOWER HOLDINGS, INC., a Delaware corporation ("Holdings"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("BFPH"), TREASURE CHEST ADVERTISING COMPANY, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Treasure Chest"), WEBCRAFT, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("Webcraft"), BIG FLOWER DIGITAL SERVICES, INC., a Delaware corporation and a Wholly-Owned Subsidiary of BFPH ("BF Digital"), BIG FLOWER LIMITED, a Wholly-Owned Subsidiary of BFPH and a limited company organized under the laws of England ("BFL"), OLWEN DIRECT MAIL LIMITED, a Wholly-Owned Subsidiary of BFL and a limited company organized under the laws of England ("Olwen"), BIG FLOWER DIGITAL SERVICES LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("BFDSL"), TROYPEAK LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Troypeak"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Pismo"), and BROADCAST SYSTEMS SOFTWARE LIMITED, an indirect Wholly-Owned Subsidiary of BF Digital and a limited company organized under the laws of England ("Broadcast", and together with Treasure Chest, Webcraft, BF Digital, BFL, Olwen, BFDSL, Troypeak and Pismo, the "Borrowers", and each, a "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, BANK OF AMERICA NT & SA and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Agents (collectively, the "Co-Agents," and each, a "Co-Agent"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent, and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H :

    WHEREAS, Holdings, BFPH, the Borrowers, the Banks, the Co-Agents, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 22, 1998 (as in effect on the date hereof, the "Credit Agreement"); and

    WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

    NOW, THEREFORE, it is agreed:

I. AMENDMENTS TO CREDIT AGREEMENT.

    1. Section 9.05(vii) of the Credit Agreement is hereby amended by inserting the text "as provided by this clause (y)" immediately following the word "Investment" appearing in the proviso to clause (y) of said Section.

    2. The definition of "Available Basket Amount" appearing in Section 11.01 of the Credit Agreement is hereby amended by (a) deleting the amount "$25,000,000" appearing therein and inserting in lieu thereof the amount "$50,000,000" and (b) inserting the following text immediately following, but prior to the period ending, clause (vii) of said definition:

       "PLUS, (viii) if positive, an amount equal to 50% of the remainder of (x) the Cumulative Capital Gains Amount on such date LESS (y) $25,000,000".

    3. Section 11.01 of the Credit Agreement is hereby further amended by adding the following new definitions in appropriate alphabetical order in said Section:

           "Consolidated Subsidiary" shall mean each Subsidiary of Holdings the financial results of which are consolidated with those of Holdings, in accordance with GAAP, for financial reporting purposes.

           "Cumulative Capital Gains Amount" shall mean, at any date, an amount equal to the remainder of (x) the aggregate amount of all capital gains realized by Holdings (on a consolidated basis) upon the sale or other disposition after the Fourth Amendment Effective Date of all or any part of any Investment made pursuant to Section 9.05(vii) (other than an Investment in a Consolidated Subsidiary) LESS (y) the aggregate amount of all capital losses realized by Holdings (on a consolidated basis) upon the sale or other disposition after the Fourth Amendment Effective Date of all or any part of any Investment made pursuant to Section 9.05(vii) (other than an Investment in a Consolidated Subsidiary).

           "Fourth Amendment" shall mean the Fourth Amendment to this Agreement, dated as of May 14, 1999.

           "Fourth Amendment Effective Date" shall have the meaning provided in the Fourth Amendment.

II. MISCELLANEOUS PROVISIONS.

    1. In order to induce the Banks to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

        (a) no Default or Event of Default exists as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment; and

        (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both immediately before and immediately after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    5. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each Credit Agreement Party and the Banks constituting the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

    6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                BIG FLOWER HOLDINGS, INC.,
                                as a Guarantor

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BIG FLOWER PRESS HOLDINGS, INC.,
                                as a Guarantor

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                TREASURE CHEST ADVERTISING COMPANY, INC., as a Borrower and a Guarantor

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                WEBCRAFT, INC.,
                                as a Borrower and a Guarantor

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BIG FLOWER DIGITAL SERVICES, INC.,
                                as a Borrower and a Guarantor

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BIG FLOWER LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                OLWEN DIRECT MAIL LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                TROYPEAK LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                PISMO LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BIG FLOWER DIGITAL SERVICES LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BROADCAST SYSTEMS SOFTWARE LIMITED,
                                as a Borrower

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BANKERS TRUST COMPANY,
                                Individually, and as Administrative Agent

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                CREDIT SUISSE FIRST BOSTON,
                                Individually

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                CREDIT SUISSE FIRST BOSTON,
                                as Documentation Agent

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                ABN AMRO BANK N.V.,
                                NEW YORK BRANCH

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BANK OF AMERICA NT & SA

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BANKBOSTON, N.A.

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BANK OF MONTREAL

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                THE BANK OF NEW YORK

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                BANK POLSKA KASA OPIEKI, S.A.
                                PEKAO S.A. Group, New York Branch

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                PARIBAS

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST UNION NATIONAL BANK

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                CREDIT AGRICOLE INDOSUEZ

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                CITY NATIONAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                CREDIT LYONNAIS, NEW YORK BRANCH

                                By
                                     -----------------------------------------
                                     Title:

                                DAI-ICHI KANGYO BANK, LIMITED

                                By
                                     -----------------------------------------
                                     Title:

                                DRESDNER BANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                THE FUJI BANK, LIMITED
                                NEW YORK BRANCH

                                By
                                     -----------------------------------------
                                     Title:

                                ERSTE BANK DER
                                OESTERREICHISCHEN SPARKASSEN AG

                                By
                                     -----------------------------------------
                                     Title:

                                IMPERIAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                NATIONSBANK, N.A.

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                CALIFORNIA BANK AND TRUST,
                                formerly Sumitomo Bank of California

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                THE TOKAI BANK, LIMITED

                                By
                                     -----------------------------------------
                                     Title:

                                THE TOYO TRUST & BANKING CO., LTD.

                                By
                                     -----------------------------------------
                                     Title:

                                UNION BANK OF CALIFORNIA, N.A.

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                MICHIGAN NATIONAL CORPORATION

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title:

                                MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                                By   /s/ AUTHORIZED SIGNATORY
                                     -----------------------------------------
                                     Title: